Exhibit 10.2.1

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT (this “Amendment”), dated as of March 31, 2017, is by and among TAPSTONE ENERGY LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties party hereto, the Lenders (as such term is hereinafter defined) party hereto and BANK OF AMERICA, N.A., as the administrative agent under the Credit Agreement referenced below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), the Administrative Agent, Bank of America, N.A., as L/C Issuer and the other agents referred to therein are parties to that certain Amended and Restated Credit Agreement, dated as of December 31, 2014 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 17, 2016, and as may be further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit (subject to the terms and conditions thereof) to the Borrower.

B. The Borrower and each other grantor party thereto from time to time entered into that certain Amended and Restated Security Agreement, dated as of December 31, 2014, in favor of the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”).

B. The Borrower has previously informed the Administrative Agent that it desires to amend certain provisions of the Credit Agreement and Security Agreement.

C. In order to amend such provisions of the Credit Agreement and Security Agreement, the Lenders signatory hereto and the Administrative Agent are willing to amend the Credit Agreement and Security Agreement on the terms and conditions more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Minimum Equity Contribution” means the receipt by the Borrower after the Second Amendment Effective Date of an aggregate amount equal to at least $250,000,000 in net cash proceeds from the issuance of common Equity Interests of Tapstone Energy Inc. and further contributed to the common Equity Interests of the Borrower.

“Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement, dated as of March 31, 2017, among the Borrower, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning set forth in the Second Amendment.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Defaulting Lender” and “Federal Funds Rate” as follows:

“Defaulting Lender” means, subject to Section 2.14(b), any Lender that (a) has failed to (i) fund all or any portion of its Committed Loans within two Business Days of the date such Committed Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of the failure to satisfy one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing), or (ii) pay to the Administrative Agent, the L/C Issuer or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder or generally under other agreements in which it commits to extend credit, or has made a public statement to either effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on the failure to satisfy a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.14(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer and each other Lender promptly following such determination.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent and (c) if the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement.

2.3 Amendment to Section 2.15(c). Section 2.15(c) of the Credit Agreement is hereby amended by restating clause (i) of the first sentence of Section 2.15(c) in its entirety as follows:

(i) Special Redeterminations pursuant to Section 2.15(e), Section 2.15(h) and Section 5.18 and

2.4 Amendment to Section 2.15. Section 2.15 of the Credit Agreement is hereby amended by inserting a new Section 2.15(h) to read as follows:

(h) Minimum Equity Contribution Adjustment. If the Borrower has not received the Minimum Equity Contribution and promptly (and in any event within one Business Day of receipt) applied the Minimum Equity Contribution to prepay any outstanding Committed Loans on or prior to May 15, 2017, a Special Redetermination shall automatically be made according to Section 2.15(c), which shall be in addition to the number of allowed Special Redeterminations otherwise allowed under Section 2.15(c); provided that the Borrower shall deliver by June 1, 2017, an updated Reserve Report dated as of May 15, 2017, in connection with such Special Redetermination.

2.5 Amendment to Section 7.13(b). Section 7.13(b) of the Credit Agreement is hereby amended by adding the following to the end thereof as follows:

“Notwithstanding anything to the contrary herein, no amounts received in respect of the Minimum Equity Contribution shall be included as an equity cure.”

2.6 Amendment to Article X. Article X of the Credit Agreement is hereby amended by inserting a new Section 10.22 to read as follows:

10.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 3. Amendment to Security Agreement. Section 4.2(d) of the Security Agreement is hereby amended restated in its entirety as follows:

(d) For each Deposit Account and Securities Account (other than Excluded Accounts and any Exempt Perfection Assets) that Grantor at any time maintains, Grantor will, pursuant to a Control Agreement, cause the depository bank that maintains such Deposit Account or the securities intermediary that maintains such Securities Account to agree to comply at any time with instructions from the Secured Party to such depository bank or securities intermediary directing the disposition of funds or other assets from time to time credited to such Deposit Account or Securities Account without further consent of Grantor, or take such other action as the Secured Party may approve in order to perfect the Secured Party’s security interest in such Deposit Account or Securities Account; provided that, with respect to each Deposit Account and Securities Account listed on Schedule 1 to that certain Second Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated Security Agreement, dated as of March 31, 2017, among the Borrower, the lenders party thereto, each other Grantor party thereto and the Administrative Agent, that does not have a Control Agreement in place as of March 31, 2017, Grantor shall deliver such Control Agreement by May 15, 2017 (or such longer period as the Secured Party may agree to in its sole discretion).

Section 4. Conditions Precedent. This Amendment shall not become effective until the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):

4.1 Control Accounts. At least five (5) Business Days prior to the Second Amendment Effective Date (or such lesser period as agreed to by the Administrative Agent), the Administrative Agent shall have received a list reasonably satisfactory to the Administrative Agent of all Deposit Accounts and Securities Accounts (each as defined in the Security Agreement) of any Grantor (as defined in the Security Agreement).

4.2 Counterparts. The Administrative Agent shall have received from the Required Lenders, the Borrower and the other Loan Parties executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment.

4.3 No Default or Event of Default. As of the Second Amendment Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

4.4 Fees. The Administrative Agent, the Lenders and L/C Issuer shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including to the extent invoiced prior to the Second Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

Section 5. Scheduled Redetermination of the Borrowing Base. Effective as of the Second Amendment Effective Date, the Borrowing Base shall be $385,000,000, subject to future Redeterminations as provided in the Credit Agreement as amended by this Amendment. The Borrower and the Lenders agree that this Redetermination shall constitute the Scheduled Redetermination scheduled to occur on April 1, 2017.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.

6.2 Deposit Accounts and Securities Accounts. Schedule 1 hereto lists all Deposit Accounts and Securities Accounts of any Grantor.

6.3 Ratification and Affirmation; Representations and Warranties. The Borrower and each of the other Loan Parties does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each Loan Party hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document, as amended hereby, to which it is a party and agrees that each Loan Document, as amended hereby, to which it is a party remains in full force and effect, notwithstanding the amendments contained herein and (b) represents and warrants to the Administrative Agent and the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in the first sentence of subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.

6.4 Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower and/or the Guarantors, as applicable, or any of their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

6.5 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g., “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Amendment.

6.6 NO ORAL AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

6.7 GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first written above.

BORROWER

TAPSTONE ENERGY, LLC,
as the Borrower

By:	/s/ David M. Edwards
Name:	David M. Edwards
Title:	Senior Vice President & Chief Financial Officer

GUARANTORS

TAPSTONE MANAGER, LLC,
TAPSTONE MANAGEMENT COMPANY, LLC
TAPSTONE MIDSTREAM, LLC

By:	/s/ David M. Edwards
Name:	David M. Edwards
Title:	Senior Vice President & Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A. as a Lender

By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Authorized Signer

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

The Huntington National Bank, as a Lender

By:	/s/ Christopher Renyi
Name:	Christopher Renyi
Title:	Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

Capital One, National Association, as a Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Senior Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

Royal Bank of Canada, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

Comerica Bank, as a Lender

By:	/s/ Garrett R. Merrell
Name:	Garrett R. Merrell
Title:	Relationship Manager

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ J.D. Kalverkamp
Name:	J.D. Kalverkamp
Title:	Country Executive

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

Whitney Bank, as a Lender

By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

BOKF, NA, DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ Jon Anderson
Name:	Jon Anderson
Title:	Assistant Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

Schedule 1

Deposit Accounts

Grantor	Type of Account	Account Number	Name & Address of Financial Institution

Tapstone Energy, LLC	[Operating]	308773437	Bank of Oklahoma

Tapstone Management Co.	ZBA	308774680	Bank of Oklahoma

Tapstone Energy, LLC	ZBA	308775340	Bank of Oklahoma

Tapstone Midstream, LLC	ZBA	308777683	Bank of Oklahoma

Tapstone Energy Inc.	ZBA	312052141	Bank of Oklahoma

Securities Accounts

Grantor	Type of Account	Account Number	Name & Address of Financial Institution

None.